UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 30, 2012

Date of Report (date of earliest event reported)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

Box 566/1774 Summitview Way

Crestone, Colorado 81131

Address of Principal Executive Offices, Including Zip Code

(212) 758-6622

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02     UNREGISTERED SALE OF EQUITY SECURITIES.

Effective on March 30, 2012, all holders of Units of the Company’s  securities issued during 2011 (See Note 7 to the Company’s Form 10-Q for the quarter ended December 31, 2011) elected to amend their subscription agreements to participate in the Company’s current Unit offering of its securities by amending their original subscription agreement to apply their original purchase price to the new purchase price.  As a result, the holders will retain the shares and warrants they originally received and they will be issued 208,000 additional warrants, in aggregate, to purchase the Company’s common stock at a price of $3.10 per share until December 31, 2014.  This warrant issuance includes issuance of 30,000 warrants to each of Mark A. Smith (‘MAS’) and Dominic Bassani (‘DB’), the Company’s President and CEO, respectively.

As a result of this election, the Company believes that the item ‘Other Liabilities’ on the Company’s December 31, 2011 Balance Sheet (unaudited) totaling $1,009,388.80, will now be recorded as equity/additional paid in capital. (See the Company’s Financial Statements (unaudited) in the Company’s Form 10-Q for quarter ended December 31, 2011 and Note 7 related thereto).  The Company anticipates that this change will be reflected in its March 31, 2012 Financial Statements.

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On March 30, 2012 MAS and DB each agreed to extend the maturity of their outstanding deferred compensation until January 15, 2014 and to continue to defer their compensation until June 2012.  The deferred compensation accrues interest at an annual rate of 8% from January 1, 2012 and will be convertible, at the sole options of MAS and DB, into units with each unit consisting of one share of common stock and one warrant to purchase a share of the Company’s common stock exercisable at $2.50 per share until December 31, 2016 .  The conversion price will be the lower of $2.50 per unit or the lowest price at which the Company issues its common stock (or the exercise or conversion price of derivative and/or convertible securities) before January 15, 2014.  As of March 31, 2012, the balances owed to MAS and DB were $195,868 and $290,160, respectively.  See Exhibit 10.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of Businesses Acquired

Not Applicable.

(b)

Pro Forma Financial Information

Not Applicable.

(c)

Shell Company Transactions

Not Applicable.

(d)

Exhibits:

Exhibit Number	Description

10.1	Extension/Conversion Agreement with Smith and Bassani (dated March 31, 2012).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bion Environmental Technologies, Inc.

Date:  April 4, 2012

By: /s/ Mark A. Smith

      Mark A. Smith, President